Exhibit 99.1

KELLY SERVICES® REPORTS
FOURTH QUARTER EARNINGS
AND SOLID 2017 RESULTS

Financial Highlights

•	Q4 revenue up 9.0%, up 7.3% in constant currency

•	Q4 operating earnings of $28.4 million, up 43%

•	Q4 earnings per share of $0.45, or $0.80 on an adjusted basis compared to $0.51, a 57% increase year-over-year on an adjusted basis

•	Full-year 2017 operating earnings up 32% to $83 million

TROY, MI (February 1, 2018) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2017.

George S. Corona, President and Chief Executive Officer, announced revenue for the fourth quarter of 2017 totaled $1.4 billion, a 9.0% increase, or 7.3% in constant currency, compared to the corresponding quarter of 2016. Revenue for the full year totaled $5.4 billion, a 1.9% increase, or 1.3% in constant currency, compared to the prior year. For the full year, revenue comparisons are unfavorably impacted by the transfer of the APAC staffing operations to the PersolKelly Asia Pacific JV (the "JV") in the third quarter of 2016 after which the JV is accounted for as an equity method investment.

Earnings from operations for the fourth quarter of 2017 totaled $28.4 million, compared to $19.8 million reported for the fourth quarter of 2016. Earnings from operations for the full year totaled $83.3 million compared to $63.2 million in 2016.

Diluted earnings per share in the fourth quarter of 2017 were $0.45 compared to $0.51 per share in the fourth quarter of 2016. Earnings per share in the fourth quarter of 2017 were unfavorably impacted by $0.35 due to a non-cash, income tax charge resulting from the Tax Cuts and Jobs Act which was enacted in late 2017.

Diluted earnings per share for the full year of 2017 were $1.81 compared to $3.08 per share in 2016. Full year earnings per share for 2017 were unfavorably impacted by the $0.35 non-cash, tax charge and 2016 full year earnings per share were favorably impacted by $1.62 related to the after-tax gain on APAC JV transaction. The impact of these adjustments are more fully described in our reconciliation of non-GAAP measures included on page 11.

Reflecting on the results, Corona stated, “Our fourth quarter performance reinforces that 2017 was a successful year of focus and acceleration for Kelly. We created and carried strong momentum through all four quarters, grew the top line, improved our GP and conversion rate, and increased our earnings from operations by 32% over last year—all while accelerating investments that position Kelly for long-term growth.”

In conjunction with its fourth quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on February 1 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment compensation, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs nearly 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2017 was $5.4 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 574-9800

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED DECEMBER 31, 2017 AND JANUARY 1, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$1,422.3	$1,304.4	$117.9		9.0%	7.3%

Cost of services	1,159.3	1,076.4	82.9		7.7

Gross profit	263.0	228.0	35.0		15.4	13.7

Selling, general and administrative expenses	234.6	208.2	26.4		12.7	11.3

Earnings from operations	28.4	19.8	8.6		43.3

Other income, net	0.9	0.7	0.2		43.7

Earnings before taxes and equity in net earnings (loss) of affiliate	29.3	20.5	8.8		43.3

Income tax expense	12.7	1.8	10.9		NM

Net earnings before equity in net earnings (loss) of affiliate	16.6	18.7	(2.1)		(10.9)

Equity in net earnings (loss) of affiliate	1.1	1.1	—		(9.4)

Net earnings	$17.7	$19.8	$(2.1)		(10.8)%

Basic earnings per share	$0.46	$0.51	$(0.05)		(9.8)%
Diluted earnings per share	$0.45	$0.51	$(0.06)		(11.8)%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$15.9	$12.2	$3.7		30.6%	26.5%

Gross profit rate	18.5%	17.5%	1.0	pts.

Conversion rate	10.8	8.7	2.1

% Return:
Earnings from operations	2.0	1.5	0.5
Net earnings	1.2	1.5	(0.3)

Effective income tax rate	43.2%	8.8%	34.4	pts.

Average number of shares outstanding (millions):
Basic	38.4	38.2
Diluted	39.2	38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED DECEMBER 31, 2017 AND JANUARY 1, 2017
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$5,374.4	$5,276.8	$97.6		1.9%	1.3%

Cost of services	4,420.3	4,370.5	49.8		1.1

Gross profit	954.1	906.3	47.8		5.3	4.7

Selling, general and administrative expenses	870.8	843.1	27.7		3.3	2.9

Earnings from operations	83.3	63.2	20.1		31.7

Gain on investment in PersolKelly Asia Pacific	—	87.2	(87.2)		NM

Other expense, net	(1.6)	(0.7)	(0.9)		(139.3)

Earnings before taxes and equity in net earnings (loss) of affiliate	81.7	149.7	(68.0)		(45.5)

Income tax expense	12.8	30.0	(17.2)		(57.3)

Net earnings before equity in net earnings (loss) of affiliate	68.9	119.7	(50.8)		(42.5)

Equity in net earnings (loss) of affiliate	2.7	1.1	1.6		142.7

Net earnings	$71.6	$120.8	$(49.2)		(40.8)%

Basic earnings per share	$1.84	$3.10	$(1.26)		(40.6)%
Diluted earnings per share	$1.81	$3.08	$(1.27)		(41.2)%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$57.3	$58.5	$(1.2)		(2.2)%	(3.7)%

Gross profit rate	17.8%	17.2%	0.6	pts.

Conversion rate	8.7	7.0	1.7

% Return:
Earnings from operations	1.5	1.2	0.3
Net earnings	1.3	2.3	(1.0)

Effective income tax rate	15.7%	20.0%	(4.3)	pts.

Average number of shares outstanding (millions):
Basic	38.3	38.1
Diluted	39.0	38.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$642.4	$576.9	11.4%		10.9%
Gross profit	121.2	105.3	15.1		14.7
Total SG&A expenses	93.4	83.5	12.0		11.7
Earnings from operations	27.8	21.8	27.1

Gross profit rate	18.9%	18.3%	0.6	pts.
Conversion rate	22.8	20.7	2.1
Return on sales	4.3	3.8	0.5

GLOBAL TALENT SOLUTIONS
Revenue from services	$503.1	$490.6	2.6%		2.2%
Gross profit	101.5	88.7	14.5		13.8
Total SG&A expenses	75.9	74.1	2.5		1.8
Earnings from operations	25.6	14.6	75.4

Gross profit rate	20.2%	18.1%	2.1	pts.
Conversion rate	25.3	16.5	8.8
Return on sales	5.1	3.0	2.1

INTERNATIONAL STAFFING
Revenue from services	$282.2	$241.5	16.9%		9.1%
Gross profit	41.0	35.0	17.0		9.0
Total SG&A expenses	35.4	30.6	15.4		8.4
Earnings from operations	5.6	4.4	27.7

Gross profit rate	14.5%	14.5%	—	pts.
Conversion rate	13.8	12.6	1.2
Return on sales	2.0	1.8	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$2,345.9	$2,191.6	7.0%		6.8%
Gross profit	429.1	398.2	7.8		7.6
SG&A expenses excluding restructuring charges	346.0	327.6	5.7		5.5
Restructuring charges	0.4	1.8	(80.0)		(79.8)
Total SG&A expenses	346.4	329.4	5.2		5.0
Earnings from operations	82.7	68.8	20.0
Earnings from operations excluding restructuring charges	83.1	70.6	17.5

Gross profit rate	18.3%	18.2%	0.1	pts.
Conversion rate	19.3	17.3	2.0
Conversion rate excluding restructuring charges	19.3	17.7	1.6
Return on sales	3.5	3.1	0.4
Return on sales excluding restructuring charges	3.5	3.2	0.3

GLOBAL TALENT SOLUTIONS
Revenue from services	$1,998.9	$1,977.1	1.1%		1.0%
Gross profit	373.7	345.9	8.1		7.9
SG&A expenses excluding restructuring charges	294.7	287.3	2.6		2.5
Restructuring charges	2.0	0.4	415.5		417.6
Total SG&A expenses	296.7	287.7	3.1		3.0
Earnings from operations	77.0	58.2	32.4
Earnings from operations excluding restructuring charges	79.0	58.6	35.0

Gross profit rate	18.7%	17.5%	1.2	pts.
Conversion rate	20.6	16.8	3.8
Conversion rate excluding restructuring charges	21.1	16.9	4.2
Return on sales	3.9	2.9	1.0
Return on sales excluding restructuring charges	4.0	3.0	1.0

INTERNATIONAL STAFFING
Revenue from services	$1,048.2	$1,127.1	(7.0)%		(9.0)%
Gross profit	153.7	166.4	(7.7)		(9.8)
SG&A expenses excluding restructuring charges	131.6	145.7	(9.8)		(11.6)
Restructuring charges	—	1.2	(100.0)		(100.0)
Total SG&A expenses	131.6	146.9	(10.4)		(12.2)
Earnings from operations	22.1	19.5	13.3
Earnings from operations excluding restructuring charges	22.1	20.7	7.2

Gross profit rate	14.7%	14.8%	(0.1)	pts.
Conversion rate	14.4	11.7	2.7
Conversion rate excluding restructuring charges	14.4	12.4	2.0
Return on sales	2.1	1.7	0.4
Return on sales excluding restructuring charges	2.1	1.8	0.3

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Dec. 31, 2017	Jan. 1, 2017
Current Assets
Cash and equivalents	$33.3	$29.6
Trade accounts receivable, less allowances of
$12.9 and $12.5, respectively	1,284.0	1,138.3
Prepaid expenses and other current assets	65.1	46.7
Total current assets	1,382.4	1,214.6

Noncurrent Assets
Property and equipment, net	86.1	80.8
Deferred taxes	183.4	180.1
Goodwill, net	107.1	88.4
Investment in equity affiliate	117.4	114.8
Other assets	499.9	349.4
Total noncurrent assets	993.9	813.5

Total Assets	$2,376.3	$2,028.1

Current Liabilities
Short-term borrowings	$10.2	$—
Accounts payable and accrued liabilities	534.1	455.1
Accrued payroll and related taxes	287.6	241.5
Accrued insurance	25.7	23.4
Income and other taxes	66.7	51.1
Total current liabilities	924.3	771.1

Noncurrent Liabilities
Accrued insurance	49.9	45.5
Accrued retirement benefits	178.1	157.4
Other long-term liabilities	72.5	42.1
Total noncurrent liabilities	300.5	245.0

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(35.2)	(39.0)
Paid-in capital	32.2	28.6
Earnings invested in the business	983.6	923.6
Accumulated other comprehensive income	130.8	58.7

Total stockholders' equity	1,151.5	1,012.0

Total Liabilities and Stockholders' Equity	$2,376.3	$2,028.1

STATISTICS:
Working Capital	$458.1	$443.5
Current Ratio	1.5	1.6
Debt-to-capital %	0.9%	—%
Global Days Sales Outstanding	55	53
Year-to-Date Free Cash Flow	$47.4	$26.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED DECEMBER 31, 2017 AND JANUARY 1, 2017
(UNAUDITED)
(In millions of dollars)

	2017	2016
Cash flows from operating activities:
Net earnings	$71.6	$120.8
Noncash adjustments:
Depreciation and amortization	22.7	21.3
Provision for bad debts	5.6	11.0
Stock-based compensation	9.2	10.2
Gain on investment in PersolKelly Asia Pacific equity affiliate	—	(87.2)
Other, net	(2.5)	(3.9)
Changes in operating assets and liabilities	(36.3)	(32.6)

Net cash from operating activities	70.3	39.6

Cash flows from investing activities:
Capital expenditures	(22.9)	(12.7)
Acquisition of company, net of cash received	(37.2)	—
Net cash proceeds from investment in PersolKelly Asia Pacific equity affiliate	—	23.3
Proceeds from repayment of loan to PersolKelly equity affiliate	0.6	—
Other investing activities	0.2	(0.3)

Net cash (used in) from investing activities	(59.3)	10.3

Cash flows from financing activities:
Net change in short-term borrowings	10.1	(55.9)
Dividend payments	(11.6)	(10.7)
Payments of tax withholding for restricted shares	(1.8)	(2.2)
Other financing activities	(0.1)	(0.3)

Net cash used in financing activities	(3.4)	(69.1)

Effect of exchange rates on cash and equivalents	(3.9)	6.6

Net change in cash and equivalents	3.7	(12.6)
Cash and equivalents at beginning of period	29.6	42.2

Cash and equivalents at end of period	$33.3	$29.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$1,027.8	$956.7	7.4%	7.4%
Canada	34.5	34.5	(0.1)	(5.0)
Mexico	33.8	28.0	20.9	15.5
Puerto Rico	17.1	18.3	(6.6)	(6.6)
Brazil	10.3	13.3	(22.8)	(24.6)
Total Americas	1,123.5	1,050.8	6.9	6.6

EMEA
France	75.0	61.1	22.7	12.3
Switzerland	55.6	54.3	2.5	1.1
Portugal	52.0	40.3	29.3	18.3
United Kingdom	24.4	18.5	32.2	23.7
Russia	23.9	20.9	14.3	6.1
Germany	16.6	14.3	16.6	6.7
Italy	16.6	14.2	17.0	7.1
Ireland	8.6	7.7	10.8	1.5
Norway	8.4	8.0	4.3	1.5
Other	13.0	10.3	26.3	15.5
Total EMEA	294.1	249.6	17.9	10.0

Total APAC	4.7	4.0	16.3	13.0

Total Kelly Services, Inc.	$1,422.3	$1,304.4	9.0%	7.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$3,894.6	$3,722.5	4.6%	4.6%
Canada	140.3	139.7	0.4	(1.6)
Mexico	118.8	107.6	10.5	10.8
Puerto Rico	68.3	84.2	(18.9)	(18.9)
Brazil	48.6	46.8	3.8	(5.8)
Total Americas	4,270.6	4,100.8	4.1	4.0

EMEA
France	277.1	239.7	15.6	13.0
Switzerland	216.9	210.5	3.1	3.0
Portugal	176.0	151.9	15.9	13.0
Russia	93.2	69.9	33.3	16.9
United Kingdom	88.7	84.7	4.8	9.6
Italy	61.9	56.3	10.0	7.5
Germany	59.9	59.6	0.6	(1.7)
Norway	33.3	32.4	2.7	1.1
Ireland	32.0	25.8	23.9	21.3
Other	46.5	38.1	22.2	19.1
Total EMEA	1,085.5	968.9	12.1	9.7

Total APAC	18.3	207.1	(91.2)	(91.4)

Total Kelly Services, Inc.	$5,374.4	$5,276.8	1.9%	1.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 AND 52 WEEKS ENDED DECEMBER 31, 2017 AND JANUARY 1, 2017
(UNAUDITED)
(In millions of dollars except per share data)

	Fourth Quarter		December Year to Date
	2017	2016	2017	2016

Revenue from services	$1,422.3	$1,304.4	$5,374.4	$5,276.8
Disposal of APAC businesses (Note 1)	—	—	—	(191.1)
Adjusted revenue from services	$1,422.3	$1,304.4	$5,374.4	$5,085.7

	Fourth Quarter		December Year to Date
	2017	2016	2017	2016

Gross profit	$263.0	$228.0	$954.1	$906.3
Disposal of APAC businesses (Note 1)	—	—	—	(30.2)
Adjusted gross profit	$263.0	$228.0	$954.1	$876.1

	Fourth Quarter		December Year to Date
	2017	2016	2017	2016

Earnings from operations	$28.4	$19.8	$83.3	$63.2
Disposal of APAC businesses (Note 1)	—	—	—	(5.9)
Restructuring charges (Note 2)	—	—	2.4	3.4
Adjusted earnings from operations	$28.4	$19.8	$85.7	$60.7

	Fourth Quarter
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$17.7	$0.45	$19.8	$0.51
2017 U.S. tax law change (Note 3)	13.9	0.35	—	—
Adjusted net earnings	$31.6	$0.80	$19.8	$0.51

	December Year to Date
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$71.6	$1.81	$120.8	$3.08
Disposal of APAC businesses (Note 1)	—	—	(4.5)	(0.12)
Restructuring charges, net of taxes (Note 2)	1.7	0.04	2.2	0.06
2017 U.S. tax law change (Note 3)	13.9	0.35	—	—
Gain on investment in equity affiliate, net of taxes (Note 4)	—	—	(63.7)	(1.62)
Adjusted net earnings	$87.2	$2.20	$54.8	$1.40

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2016 disposal of APAC businesses, 2017 and 2016 restructuring charges, the effect of the 2017 U.S. tax law change and the 2016 gain on investment of equity affiliate is useful to understand the Company's fiscal 2017 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Disposal of APAC businesses represents the 2016 operational results of business contributed to PersolKelly Asia Pacific in the third quarter of 2016.

(2) Restructuring charges in 2017 represent costs related primarily to optimizing our GTS service delivery models to deliver expected cost savings. Restructuring charges in 2016 include costs related to actions taken in the Americas and International regions designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets.

(3) 2017 U.S. tax law change represents the impact of revaluing net deferred tax assets.

(4) Gain on investment in equity affiliate represents the difference between the fair value and book value of amounts contributed by the Company to the investment in PersolKelly Asia Pacific in the third quarter of 2016.